Putnam
Pennsylvania
Tax Exempt
Income Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-00

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]


Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years in which Putnam has experienced tremendous growth and transformed itself from a respected U.S. investment management firm to a financial institution with a global presence.

As the organization makes its way into the new century, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We embark upon this new era of Putnam's rich heritage with confidence and we look forward to the opportunity of continuing to help you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 19, 2000


REPORT FROM THE FUND MANAGER

Susan A. McCormack

Wavering from a year of steady interest-rate increases, the municipal bond market may slowly be approaching the point at which the news gets better. It may not seem like good news, but a responsible Federal Reserve Board, like the one we have, is positive for bond investors. To be sure, Fed policy and rising interest rates have had a negative effect on bond prices, as evidenced by the performance of Putnam Pennsylvania Tax Exempt Income Fund for the 12 months ended May 31, 2000. However, in the longer run, short-term interest rate increases should keep inflation, the bond market's worst enemy, under control. Meanwhile, we have focused on meeting the fund's objective of providing a high level of tax-free income.

Total return for 12 months ended 5/31/00

               Class A          Class B          Class M
             NAV     POP      NAV    CDSC      NAV     POP
-------------------------------------------------------------
           -3.30%  -7.85%   -3.94%  -8.51%   -3.48%  -6.65%
-------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* LOWER-TIER INVESTMENT-GRADE HOLDINGS BOOST YIELD BUT HAVE HINDERED RETURNS

Over the fiscal year, we used a number of strategies to successfully boost the fund's yield. Due in part to our efforts, the fund's SEC yield for class A shares increased from 3.90% at the start of the year to 5.45% as of May 31. This is equivalent to 9.28% for an investor in the maximum 41.29% combined federal and state income tax rate. One way we increased yield was by investing in securities at the lower end of the investment-grade spectrum, primarily BBB/Baa-rated credits. Bonds rated BBB/Baa are at the cusp of what rating agencies consider investment grade. Investors who own these bonds are compensated for the slightly higher risk with higher yields. When investing in this sector, we rely heavily on the expertise of our analytical team because there is intense competition for a limited supply of lower-tier investment-grade bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            22.8%

Education              19.0%

Utilities              12.0%

Water
and sewer              11.1%

Transportation          7.1%

Footnote reads:
*Based on net assets as of 5/31/00. Holdings will vary over time.


A year ago, a BBB-rated bond would have yielded 40 basis points, almost half a percentage point more than AAA-rated bonds, but recently we have seen a difference of three-quarters of a point -- an unusually attractive yield difference. While the fund is rewarded with higher yields for owning the lower-rated bonds, over the past year, the prices of these bonds dropped more dramatically when interest rates rose. Consequently this strategy, although lucrative in terms of yield, has dampened total return performance in the past few months. Once interest rates begin to level off or head downward, a situation we believe is likely to occur in the coming months, this strategy should once again improve the fund's performance.

One lower-tier investment-grade bond we purchased this year is a revenue bond issued by the Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Authority. Additional power sources are badly needed on the island and this issue is intended to finance the building of a coal-fired electric generating facility. This Baa2-rated issue's long maturity of 2026 and yield of 6.65% made it a strong addition to the portfolio. While this holding and others discussed in this report were viewed favorably as of May 31, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 50.8%

Aa/AA -- 0.9%

A -- 5.2%

Baa/BBB -- 35.7%

Baa/BB and lower -- 6.0%

VMIG1 -- 1.4%

Footnote reads:
*As a percentage of market value as of 5/31/00. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* LENGTHENING OF MATURITIES BOLSTERS PERFORMANCE

Another example of how we sought to increase yield was by lengthening maturities whenever possible. With this strategy in mind, we sold a portion of the fund's position in Philadelphia Water Authority bonds that mature in 2009. In their place we purchased McKeesport School District general obligation bonds that mature in 2018. Although the McKeesport bonds are zero coupon bonds, bonds purchased at a deep discount that only pay interest at maturity, they do offer the potential to appreciate greatly in value when interest rates fall. The McKeesport bonds offer a yield to maturity of 6.22%.


The fund's 5.45% 30-day SEC yield at the end of May for class A shares was equivalent to a 9.28% taxable yield for investors in Pennsylvania's highest tax bracket.

See pages 6 and 7 for complete performance information.


Another holding we replaced illustrates our efforts to protect the portfolio's value as we lengthen maturities. Our analysts believe that lesser-known colleges with weak balance sheets and smaller endowments could experience financial problems if there is an economic slowdown. Based on this analysis, we sold bonds issued by two of those colleges and replaced them with those of Haverford College, a more financially stable college located in Delaware County near Philadelphia. The Haverford bond is AA-rated and also carries the benefit of a longer maturity (2025) and a 6.01% yield to maturity.


Fiscal policy? Monetary policy?

Fiscal policy refers to the federal government's use of spending and taxation to control the economy. If the government raises taxes, people will have less money to spend, therefore reducing demand. If the government lowers taxes, people will be more inclined to spend money. The government can also spend money to influence demand.

Monetary policy attempts to influence the economy by controlling the money supply. Monetary policy is normally carried out by a central bank. The U.S. central bank is the Federal Reserve Bank. Monetary policy can influence the economy by altering interest rates. By reducing the supply of money, monetary policy can raise interest rates and discourage lending. Decreased lending results in less investment and less production.

Right now, the Federal Reserve's Board of Governors is implementing tighter monetary policy and bond funds, including municipal bonds, are not performing well in such an environment. Because of the inverse relationship of interest rates and bond prices. Treasury bonds take the brunt of the impact when interest rates rise, while municipal bonds (attracting only domestic investors) are somewhat insulated but by no means exempt. Rising interest rates also affect the supply of municipal bonds because cities and towns do not want to float new bonds or refund outstanding bonds when interest rates are rising.

Source: First two paragraphs are adapted from The Importance of Independence by David W. Gallivan.


Sometimes a decision to maintain a position can be as important as the decision to buy or sell it. One such decision we made during the fiscal year was to hold on to water, sewer, and utility bonds through the advent of the year 2000. When we last communicated with our shareholders, the Y2K issue was a concern for many municipal bond fund portfolio managers, who believed that municipalities could have problems with their essential services and subsequently sold off some of these positions. We were not among that group and the fund benefited from remaining fully invested as January 1, 2000, came and went without any problems.

* BONDS FACE PRESSURE NEAR TERM

While interest rates are rising, a natural reaction among investors can be to buy guaranteed certificates of deposit in preference to tax-free bond fund investments because the unchanging income from CDs seems more appealing. In such an environment, however, investors may find they end up with only one to two years of attractive income and are then out of the bond market during the period of its strongest returns just when the direction of interest rates turns around. The investment value and return on bond funds, of course, will fluctuate with the market. On the other hand, while the principal value of CDs does not fluctuate and their rate of return is fixed, they may be subject to penalties for early withdrawal and the income they provide is fully taxable.

At the end of May, the Fed remained in an aggressive stance in its fight against inflation, pushing short-term interest rates up for the sixth time in the past year, the last time by half a percentage point. This was the first time the central bank raised rates that sharply in more than five years. Finally, after this last increase, there were some reports that the unemployment rate was up and wages were down slightly. However, many investors remain cautious and are waiting for more definitive readings on whether the economy is really slowing.

While we are waiting for a clearer reading of the economy's strength, the state of Pennsylvania has kept its finances in good order and as a result, has experienced a fair amount of credit upgrades among its cities, counties, and developmental authorities. High credit ratings among many bond issuers in the state continue to make Pennsylvania a good place to invest in municipal bonds and to receive double-tax-exempt investment income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Pennsylvania Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 5/31/00

                             Class A         Class B         Class M
(inception dates)           (7/21/89)       (7/15/93)        (7/3/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                   -3.30%  -7.85%  -3.94%  -8.51%  -3.48%  -6.65%
----------------------------------------------------------------------
5 years                  20.28   14.59   16.41   14.60   18.58   14.73
Annual average            3.76    2.76    3.09    2.76    3.47    2.79
----------------------------------------------------------------------
10 years                 84.35   75.51   71.07   71.07   78.09   72.21
Annual average            6.31    5.79    5.52    5.52    5.94    5.59
----------------------------------------------------------------------
Life of fund             92.13   83.09   76.92   76.92   84.59   78.64
Annual average            6.20    5.73    5.39    5.39    5.81    5.49
----------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/00

                              Lehman Bros. Municipal       Consumer
                                   Bond Index             price index
----------------------------------------------------------------------
1 year                               -0.86%                  3.07%
----------------------------------------------------------------------
5 years                              28.55                  12.55
Annual average                        5.15                   2.39
----------------------------------------------------------------------
10 years                             94.58                  32.59
Annual average                        6.88                   2.86
----------------------------------------------------------------------
Life of fund                        103.26                  37.70
Annual average                        6.77                   3.00
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year and life of fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 5/31/90

                                   Lehman Bros.
               Fund's class A     Municipal Bond    Consumer price
Date            shares at POP         Index             index

5/31/90            9,520              10,446            10,386
5/31/91           10,460              11,499            10,900
5/31/92           11,616              12,628            11,230
5/31/93           13,169              14,139            11,592
5/31/94           13,423              14,488            11,857
5/31/95           14,591              15,812            12,235
5/31/96           15,150              16,534            12,588
5/31/97           16,352              17,906            12,870
5/31/98           17,811              19,586            13,087
5/31/99           18,150              20,502            13,360
5/31/00          $17,551             $19,458           $13,259

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $17,107 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,809 ($17,221 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/00

                              Class A        Class B        Class M
---------------------------------------------------------------------------
Distributions (number)          12             12             12
---------------------------------------------------------------------------
Income                       $0.4688        $0.4122        $0.4430
---------------------------------------------------------------------------
Capital gains1                  --             --             --
---------------------------------------------------------------------------
  Total                      $0.4688        $0.4122        $0.4430
---------------------------------------------------------------------------
Share value:                NAV     POP       NAV         NAV     POP
---------------------------------------------------------------------------
5/31/99                     $9.12  $9.57     $9.11        $9.12  $9.43
---------------------------------------------------------------------------
5/31/00                      8.35   8.77      8.34         8.36   8.64
---------------------------------------------------------------------------
Current return (end of period)
---------------------------------------------------------------------------
Current dividend rate2       5.60%  5.33%     4.95%        5.29%  5.12%
---------------------------------------------------------------------------
Taxable equivalent3          9.54   9.08      8.43         9.01   8.72
---------------------------------------------------------------------------
Current 30-day SEC
yield4                       5.45   5.18      4.82         5.15   4.99
---------------------------------------------------------------------------
Taxable equivalent3          9.28   8.82      8.21         8.77   8.50
---------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 41.29% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/00 (most recent calendar quarter)

                             Class A         Class B        Class M
(inception dates)           (7/21/89)       (7/15/93)       (7/3/95)
                           NAV     POP     NAV    CDSC     NAV     POP
----------------------------------------------------------------------
1 year                    0.29%  -4.51%  -0.36%  -5.11%   0.10%  -3.14%
----------------------------------------------------------------------
5 years                  24.39   18.52   20.40   18.53   22.58   18.54
Annual average            4.46    3.46    3.78    3.46    4.16    3.46
----------------------------------------------------------------------
10 years                 86.77   77.83   73.45   73.45   80.36   74.44
Annual average            6.45    5.93    5.66    5.66    6.08    5.72
----------------------------------------------------------------------
Life of fund             96.58   87.33   80.94   80.94   88.82   82.73
Annual average            6.37    5.91    5.57    5.57    5.98    5.67
----------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs and may pose different risks than the fund. Securities in the fund do not match those in the index and performance will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

For the fiscal year ended May 31, 2000

To the Trustees and Shareholders of
Pennsylvania Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pennsylvania Tax Exempt Income Fund (the "fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2000 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 6, 2000




THE FUND'S PORTFOLIO
May 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Pennsylvania (93.4%)
-------------------------------------------------------------------------------------------------------------------
     $    5,000,000 Allegheny Cnty., Higher Ed. Bldg. Auth. Rev. Bonds
                    (Robert Morris College), Ser. A, 6 1/4s, 2/15/26                      Baa3     $      4,712,500
                    Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
          2,450,000 (Childrens Hosp.), MBIA, 5 3/8s, 7/1/17                               Aaa             2,293,813
          3,450,000 (South Hills Hlth.), Ser. A, MBIA, 5 1/8s, 5/1/25                     A/P             2,708,250
                    Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
          1,765,000 (Med. Ctr.), FHA Insd., 6 3/4s, 2/1/26                                AAA             1,800,300
          3,305,000 (Environmental Impt. - USX Corp.), 6s, 1/15/14                        Baa2            3,168,669
          4,000,000 (Environmental Impt. - USX Corp.), Ser. A,
                    5.6s, 9/1/30                                                          Baa1            3,345,000
                    Allentown, Hosp. Auth. Rev. Bonds
                    (Sacred Heart Hosp.), Ser. A
          6,650,000 6 3/4s, 11/15/14                                                      Baa2            6,367,375
          1,200,000 6 1/2s, 11/15/08                                                      Baa2            1,185,000
                    Bethlehem, Wtr. Auth. Rev. Bonds
          4,000,000 FSA, zero %, 11/15/23                                                 Aaa               942,880
          1,000,000 FSA, zero %, 11/15/22                                                 Aaa               251,250
          1,500,000 Blair Cnty., Hosp. Auth. Rev. Bonds (Altoona Hosp.),
                    AMBAC, 6 1/2s, 7/1/22                                                 Aaa             1,573,125
            660,000 College Township, Indl. Dev. Auth. 1st Mtge. Hlth.
                    Fac. Rev. Bonds (Nittany Valley Rehab. Hosp.),
                    7 5/8s, 11/1/07                                                       BBB-/P            678,150
            775,000 Columbia Cnty., Hosp. Auth. Rev. Bonds
                    (Bloomsberg Hosp.), 5.9s, 6/1/29                                      BBB-              602,563
          1,000,000 Council Rock, Schl. Dist. G.O. Bonds, FGIC,
                    4 3/4s, 11/15/17                                                      AAA               855,000
          2,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P           2,193,750
          2,300,000 Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                    (Northwest Med. Ctr.), 8 5/8s, 10/15/13                               BBB-            2,501,250
          1,000,000 Dauphin Cnty., Indl. Dev. Auth. Wtr. Rev. Bonds
                    (Dauphin Cons. Wtr. Supply), Ser. A, 6.9s,
                    6/1/24                                                                A3              1,081,250
          1,000,000 Delaware Cnty., College Auth. Rev. Bonds
                    (Haverford College), 5 3/4s, 11/15/25                                 AA                963,750
                    Delaware Cnty., Hosp. Auth. Rev. Bonds
                    (Crozer-Chester Med. Ctr.)
          1,000,000 6s, 12/15/20                                                          Baa1              851,250
          3,235,000 Ser. A, 5.3s, 12/1/27                                                 Baa1            2,357,506
          4,000,000 Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
                    Rev. Bonds, Ser. A, 6.1s, 7/1/13                                      B2              3,565,000
          3,000,000 Delaware Valley, Regl. Fin. Auth. Local Govt. Rev.
                    Bonds, Ser. B, AMBAC, 5.7s, 7/1/27                                    Aaa             2,857,500
          4,100,000 Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                    Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                 Baa1            4,407,500
          2,000,000 Erie, Higher Ed. Bldg. Auth. College Rev. Bonds
                    (Gannon U.), Ser. D, 5.85s, 6/1/15                                    Baa2            1,887,500
          3,500,000 Erie, Wtr. Auth. Rev. Bonds, 7 1/8s, 12/1/11 (SEG)                    BBB             3,609,370
                    Erie-Western PA Port Auth. Rev. Bonds
            750,000 8 5/8s, 6/15/10                                                       BBB/P             765,743
            915,000 6 7/8s, 6/15/16                                                       BBB/P             931,013
          1,365,000 6 1/4s, 6/15/10                                                       BBB/P           1,378,650
          4,150,000 Harrisburg, Auth. Wtr. IFB, FGIC, 7.47s, 6/18/15                      Aaa             4,165,563
          2,350,000 Hazleton, Hlth. Svcs. Auth. Rev. Bonds
                    (St. Joseph Med. Ctr.), 6.2s, 7/1/26                                  Baa3            1,994,563
          5,050,000 Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                    (PA Pwr. & Lt. Co.), 8.362s, 9/1/29
                    (acquired 6/20/95, cost $5,572,473) (RES)                             AAA/P           5,195,188
                    Lehigh Cnty., Indl. Dev. Auth. Poll. Control Rev.
                    Bonds (PA Pwr. & Lt. Co.)
          3,575,000 Ser. B, MBIA, 6.4s, 9/1/29                                            Aaa             3,628,625
          3,000,000 Ser. A, MBIA, 5 1/2s, 2/15/27                                         Aaa             2,707,500
          2,000,000 Luzerne Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Gas & Wtr. Co.), Ser. B, 7 1/8s, 12/1/22                             A3              2,095,000
          4,655,000 McKeesport, Area School Dist. G.O. Bonds,
                    zero %, MBIA, 10/1/18                                                 AAA             1,541,969
          1,345,000 McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s,
                    7/1/03                                                                Baa2            1,360,131
          2,000,000 Montgomery Cnty., Higher Ed. & Hlth. Auth.
                    Hosp. (Abington Hosp.), IFB, Ser. A, AMBAC,
                     8.695s, 7/5/11                                                       Aaa             2,115,000
          3,000,000 Montgomery Cnty., Higher Ed. & Hlth. Auth. Hosp.
                    Rev. Bonds (Sacred Heart Hosp. Norristown),
                    Ser. A, MBIA, 6.8s, 2/1/13                                            Aaa             3,007,140
          3,000,000 New Morgan, Indl. Dev. Auth. Solid Waste Disp.
                    Rev. Bonds (New Morgan Landfill Co., Inc.),
                    6 1/2s, 4/1/19                                                        B1              2,711,250
            880,000 Northampton Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Citizens Util. Co.), 6.95s, 8/1/15                                   A+                900,363
          2,000,000 Northeastern PA Hosp. & Edl. Auth. College Rev.
                    Bonds (Kings College), Ser. B, 6s, 7/15/11                            BBB             1,957,500
          5,000,000 PA Convention Ctr. Auth. Rev. Bonds, Ser. A,
                    6 3/4s, 9/1/19                                                        Baa3            5,075,000
          3,000,000 PA Econ. Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                    (GEHL Co. Inc.), 9s, 9/1/10                                           BBB/P           3,106,830
          4,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (MacMillan Ltd. Partnership), 7.6s, 12/1/20                           A3              4,480,000
          2,600,000 PA Gas Works Rev. Bonds, Ser. 2, FSA,
                    5 1/2s, 7/1/16                                                        AAA             2,512,250
                    PA G.O. Bonds (Canon McMillan School Dist.)
          3,200,000 FGIC, zero %, 12/1/19                                                 AAA               968,000
          3,230,000 FGIC, zero %, 12/1/18                                                 AAA             1,049,750
          2,000,000 FGIC, zero %, 12/1/17                                                 AAA               695,000
          1,020,000 PA Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    Ser. 33, 6.9s, 4/1/17                                                 Aa2             1,053,150
          2,000,000 PA School Dist. G.O. Bonds, Ser. C, MBIA,
                    5 1/2s, 3/1/24                                                        Aaa             1,857,500
          7,830,000 PA State COP, Ser. A, AMBAC, 5s, 7/1/15                               Aaa             7,164,450
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          2,490,000 Ser. D, 7.15s, 12/1/18                                                BBB-            2,536,688
          1,000,000 (Colver), Ser. D, 7 1/8s, 12/1/15                                     BBB-            1,018,750
          1,500,000 (Northhampton), Ser. B, 6 3/4s, 1/1/07                                BBB-/P          1,494,375
          2,300,000 (Northampton Generating), Ser. A, 6.6s, 1/1/19                        BBB-            2,173,500
          2,000,000 (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                      BBB-            1,902,500
                    PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          3,850,000 AMBAC, 8.381s, 3/1/22                                                 Aaa             3,859,625
          2,400,000 MBIA, 8.253s, 3/1/20                                                  Aaa             2,715,000
          4,450,000 PA State Higher Ed. Assistance Agcy. Student Loan,
                    Ser. A&B, 7 1/4s, 7/1/18 (acquired various dates
                    from 1/8/97 to 3/18/98, cost $4,651,703)
                    (In default) (NON) (RES)                                              Ca              1,468,500
                    PA State Higher Ed. Fac. Auth. College &
                    U. Rev. Bonds
          2,500,000 (Duquesne U.), Ser. C, MBIA, 6 3/4s, 4/1/20                           Aaa             2,541,650
          2,600,000 (Allegheny College), Ser. B, 6 1/8s, 11/1/13                          BBB+            2,619,500
          1,000,000 PA State Higher Ed. Fac. Auth. Rev. Bonds
                    (Med. College), Ser. A, 7 3/8s, 3/1/21                                Baa3            1,038,050
          9,500,000 PA State Higher Ed. Facs. Auth. College &
                    U. Revisions Rev. Bonds (Trustees U.),
                    MBIA, 4 3/4s, 7/15/33                                                 Aaa             7,505,000
          3,250,000 PA State, Tpk. Comm. Oil Franchise Tax Rev.
                    Bonds, Ser. B, AMBAC, 4 3/4s, 12/1/27                                 Aaa             2,632,500
          2,000,000 Philadelphia, G.O. Bonds, FGIC, 4 3/4s, 5/15/20                       Aaa             1,667,500
          2,220,000 Philadelphia, Auth. For Indl. Dev. Arpt. Rev. Bonds
                    (Aero Philadelphia LLC), 5 1/2s, 1/1/24                               BB/P            1,848,150
                    Philadelphia, Gas Works Rev. Bonds
          1,225,000 Ser. 13, 7.7s, 6/15/21                                                Aaa             1,284,780
          2,550,000 FSA, 6 3/8s, 7/1/26                                                   Aaa             2,591,438
                    Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds
            500,000 (Graduate Hlth. Syst.), 7s, 7/1/01 (acquired
                    1/30/98, cost $499,375) (In default) (NON) (RES)                      B2                165,000
          1,315,000 (Graduate Hlth. Syst.), 6 5/8s, 7/1/21 (acquired
                    3/18/97, cost $1,301,113) (In default) (NON) (RES)                    B2                433,950
          4,600,000 (Jeanes Hlth. Syst.), 6.6s, 7/1/10                                    Baa3            4,467,750
          5,150,000 Philadelphia, Indl. Dev. Auth. Rev. Bonds
                    (Gallery II Garage), 6.4s, 2/15/13                                    BBB-/P          4,995,500
          1,000,000 Philadelphia, Muni. Auth. Rev. Bonds, Ser. B,
                    FGIC, 7 1/8s, 11/15/18                                                Aaa             1,048,750
          4,125,000 Philadelphia, School Dist. , FRB, 5 3/4s, 3/1/29
                    (acquired 2/1/00, cost $3,645,923) (RES)                              AAA/P           3,795,000
          2,000,000 Philadelphia, School Dist. G.O. Bonds, Ser. A,
                    AMBAC, 6 1/4s, 9/1/09                                                 Aaa             2,132,500
          2,250,000 Philadelphia, Wtr. & Swr. Rev. Bonds, Ser. 16,
                    FSA, 7s, 8/1/21                                                       Aaa             2,345,625
          3,000,000 Philadelphia, Wtr. & Wastewtr. Rev. Bonds, MBIA,
                    6 1/4s, 8/1/08                                                        Aaa             3,187,500
          2,160,000 Pittsburgh, G.O. Bonds, AMBAC, 5 1/2s, 9/1/14                         Aaa             2,122,200
          2,850,000 Pittsburgh, Wtr. & Swr. Auth. Rev. Bonds, Ser. 415,
                    9.1s, 9/1/13 (acquired 9/3/98, cost $3,950,727) (RES)                 Aaa             3,352,313
          1,000,000 Schuylkill Cnty., Redev. Auth. Lease Rev. Bonds,
                    Ser. A, FGIC, 7 1/8s, 6/1/13                                          Aaa             1,040,380
          3,000,000 Scranton-Lackawanna, Hlth. & Welfare Auth. Rev.
                    Bonds (Moses Taylor Hosp.), Ser. B,
                    8 1/2s, 7/1/20                                                        AAA             3,173,130
          1,000,000 Smithfield, Swr. Auth. Gtd. Rev. Bonds, 8 5/8s,
                    1/15/11                                                               AAA/P           1,022,980
          2,470,000 Trafford, School Dist. Rev. Bonds, MBIA,
                    6.6s, 5/1/08                                                          Aaa             2,642,900
            400,000 Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                    Rev. Bonds (AHF/Central States Inc.),
                    10 1/4s, 11/1/19                                                      B-/P              401,500
          3,000,000 Wilkes-Barre, School Dist. Rev. Bonds, FGIC,
                    6 3/8s, 4/1/15                                                        Aaa             3,150,000
          1,800,000 Wilkins Area, Indl. Dev. Auth. 1st Mtge. Rev.
                    Bonds (Fairview Extended Care), Ser. A,
                    10 1/4s, 1/1/21                                                       Aaa             1,906,614
          1,030,000 York Cnty., Hosp. Auth. Rev. Bonds (Hlth. Ctr.
                    Village at Sprenkle Drive), Ser. A, 7 3/4s, 4/1/21                    AAA/P           1,098,238
          1,330,000 York Cnty., Indl. Dev. Auth. lst Mtge. Hlth. Fac.
                    Rev. Bonds (Rehabilitation Hosp. of York),
                    7 1/2s, 9/1/07                                                        BBB-/P          1,356,600
                                                                                                   ----------------
                                                                                                        205,912,565

Puerto Rico (4.8%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, Govt. Dev. Bank, VRDN, MBIA,
                    3.4s, 12/1/15                                                         VMIG1           3,000,000
          1,500,000 Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. T, 6 5/8s, 7/1/12                                                Aaa             1,573,125
          2,500,000 PR Comnwlth. G.O. Bonds, MBIA, 5 3/4s, 7/1/26                         Aaa             2,465,625
          1,500,000 PR Indl. Tourist Edl. Med. & Env. Control Facs. Rev.
                    Bonds (Cogen Facs. - AES PR Project),
                    6 5/8s, 6/1/26                                                        Baa2            1,509,375
          2,000,000 PR Muni. Fin Agcy. G.O. Bonds, Ser. A, FSA,
                    5 7/8s, 8/1/14                                                        AAA             2,060,000
                                                                                                   ----------------
                                                                                                         10,608,125
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $226,758,866) (b)                                      $    216,520,690
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $220,524,355.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $226,758,866, resulting in gross unrealized appreciation and depreciation of $3,817,123 and $14,055,299, respectively, or net unrealized depreciation of $10,238,176.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2000 was $14,409,951 or 6.5% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2000.

      The fund had the following industry group concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            Health care       22.8%
            Education         19.0
            Utilities         12.0
            Water and sewer   11.1

      The fund had the following insurance concentrations greater than 10% at May 31, 2000 (as a percentage of net assets):

            MBIA              18.9%
            AMBAC             11.1

--------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2000
                                  Aggregate Face  Expiration   Unrealized
                Total Value           Value          Date     Appreciation
--------------------------------------------------------------------------
Municipal Bond
Index (long)     $1,123,875        $1,119,395       Jun-00       $4,480
--------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $226,758,866) (Note 1)                                        $216,520,690
-------------------------------------------------------------------------------------------
Cash                                                                                489,148
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    4,199,828
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              162,997
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,050,167
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                       9,750
-------------------------------------------------------------------------------------------
Total assets                                                                    223,432,580

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               518,716
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,495,380
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          427,114
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        287,090
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           13,338
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        12,180
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            962
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              104,945
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               48,500
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,908,225
-------------------------------------------------------------------------------------------
Net assets                                                                     $220,524,355

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $237,888,289
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         86,945
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (7,217,183)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (10,233,696)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $220,524,355

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($141,406,083 divided by 16,930,189 shares)                                           $8.35
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.35)*                                $8.77
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($76,921,189 divided by 9,220,589 shares)+                                            $8.34
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($2,197,083 divided by 262,848 shares)                                                $8.36
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.36)**                               $8.64
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

  + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended May 31, 2000
Tax exempt interest income:                                                    $ 15,621,093
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,270,495
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      273,628
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    12,638
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,924
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               318,751
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               740,245
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                12,499
-------------------------------------------------------------------------------------------
Reports to shareholders                                                              15,611
-------------------------------------------------------------------------------------------
Auditing                                                                             40,189
-------------------------------------------------------------------------------------------
Legal                                                                                 8,537
-------------------------------------------------------------------------------------------
Postage                                                                              14,266
-------------------------------------------------------------------------------------------
Other                                                                                33,577
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,746,360
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (76,719)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,669,641
-------------------------------------------------------------------------------------------
Net investment income                                                            12,951,452
-------------------------------------------------------------------------------------------
Net realized loss on investments (Note 1)                                        (4,768,935)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (714,307)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (17,230,853)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (22,714,095)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $ (9,762,643)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended May 31
                                                                   -------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 12,951,452     $ 13,242,425
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                (5,483,242)         457,099
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                            (17,230,853)      (9,168,628)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        (9,762,643)       4,530,896
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (8,662,464)      (9,139,589)
--------------------------------------------------------------------------------------------------
   Class B                                                             (4,160,353)      (4,093,772)
--------------------------------------------------------------------------------------------------
   Class M                                                               (128,635)        (116,254)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --       (1,742,908)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (903,508)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --          (24,458)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)          (37,898,758)      13,057,811
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (60,612,853)       1,568,218

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     281,137,208      279,568,990
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $86,945 and $152,619, respectively)                        $220,524,355     $281,137,208
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value
beginning of period                     9.12         9.49        $9.21        $9.08        $9.24
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .47          .46          .49          .50          .51
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.77)        (.28)         .31          .20         (.16)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.30)         .18          .80          .70          .35
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.46)        (.48)        (.49)        (.51)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.09)        (.04)        (.08)          --
------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.55)        (.52)        (.57)        (.51)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.35        $9.12        $9.49        $9.21        $9.08
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.30)        1.91         8.92         7.94         3.82
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $141,406     $179,327     $187,272     $185,041     $183,117
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87          .98          .98          .98          .98
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.44         4.89         5.16         5.39         5.46
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.85        14.28        40.76        38.10        41.40
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements. (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $9.11        $9.48        $9.20        $9.07        $9.23
------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------
Net investment income                    .41          .40          .42          .44          .44
------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.77)        (.28)         .32          .20         (.15)
------------------------------------------------------------------------------------------------
Total from
investment operations                   (.36)         .12          .74          .64          .29
------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.40)        (.42)        (.43)        (.45)
------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.09)        (.04)        (.08)          --
------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.49)        (.46)        (.51)        (.45)
------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.34        $9.11        $9.48        $9.20        $9.07
------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (3.94)        1.24         8.22         7.24         3.14
------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $76,921      $98,447      $90,303      $77,399      $65,669
------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.52         1.63         1.63         1.63         1.62
------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.79         4.24         4.51         4.73         4.78
------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.85        14.28        40.76        38.10        41.40
------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements. (Note 2).




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------
                                                                                      For the period
Per-share                                                                              July 3, 1995+
operating performance                                Year ended May 31                   to May 31
------------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
------------------------------------------------------------------------------------------------------
Net asset value
beginning of period                    $9.12        $9.49        $9.22        $9.09        $9.10
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                    .44          .43          .46          .47          .44
------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.76)        (.28)         .30          .21         (.01)
------------------------------------------------------------------------------------------------------
Total from
investment operations                   (.32)         .15          .76          .68          .43
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.43)        (.45)        (.47)        (.44)
------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --         (.09)        (.04)        (.08)          --
------------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.52)        (.49)        (.55)        (.44)
------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.36        $9.12        $9.49        $9.22        $9.09
------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------
Total return at
net asset value  (%)(a)                (3.48)        1.60         8.47         7.61         4.70*
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,197       $3,363       $1,994         $660         $337
------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.17         1.28         1.28         1.28         1.13*
------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.14         4.59         4.85         5.04         4.49*
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 14.85        14.28        40.76        38.10        41.40
------------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements. (Note 2).



NOTES TO FINANCIAL STATEMENTS
May 31, 2000

Note 1
Significant accounting policies

Putnam Pennsylvania Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Pennsylvania personal income tax as Putnam Investment Management, Inc., ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Pennsylvania tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately six to eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended May 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2000 the fund had a capital loss carryover of approximately $2,668,000 available to offset future capital gains, if any, which will expire May 31, 2008.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, straddle loss deferral and market discount accretion. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2000, the fund reclassified $65,674 to decrease undistributed net investment income and $46,027 to increase paid-in-capital, with a decrease to accumulated net realized loss of $19,647. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount are accreted according to the yield to maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter. Prior to July 1, 1999, the management fee was based on (ii) above.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended May 31, 2000, fund expenses were reduced by $76,719 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $560 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $23,903 and $446 from the sale of class A and class M shares, respectively and $246,477 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended May 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $181 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended May 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $36,553,938 and $78,966,489, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,903,581        $ 16,437,995
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  575,135           4,933,503
---------------------------------------------------------------------------
                                             2,478,716          21,371,498

Shares
repurchased                                 (5,217,578)        (44,783,737)
---------------------------------------------------------------------------
Net decrease                                (2,738,862)       $(23,412,239)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,873,907         $26,965,937
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  685,831           6,400,031
---------------------------------------------------------------------------
                                             3,559,738          33,365,968

Shares
repurchased                                 (3,616,548)        (33,827,464)
---------------------------------------------------------------------------
Net decrease                                   (56,810)        $  (461,496)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    959,926        $  8,296,358
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  296,089           2,536,156
---------------------------------------------------------------------------
                                             1,256,015          10,832,514

Shares
repurchased                                 (2,846,275)        (24,385,706)
---------------------------------------------------------------------------
Net decrease                                (1,590,260)       $(13,553,192)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,135,123         $19,982,461
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  335,184           3,123,172
---------------------------------------------------------------------------
                                             2,470,307          23,105,633

Shares
repurchased                                 (1,184,516)        (11,065,780)
---------------------------------------------------------------------------
Net increase                                 1,285,791         $12,039,853
---------------------------------------------------------------------------

                                                   Year ended May 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     89,479           $ 783,722
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   11,470              97,957
---------------------------------------------------------------------------
                                               100,949             881,679

Shares
repurchased                                   (206,814)         (1,815,006)
---------------------------------------------------------------------------
Net decrease                                  (105,865)          $(933,327)
---------------------------------------------------------------------------

                                                   Year ended May 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    171,232          $1,597,191
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   10,853             101,148
---------------------------------------------------------------------------
                                               182,085           1,698,339

Shares
repurchased                                    (23,439)           (218,885)
---------------------------------------------------------------------------
Net increase                                   158,646          $1,479,454
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


FUND INFORMATION

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Susan A. McCormack
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Pennsylvania Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


AN054 62259  A47/226/2AE  7/00